UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 5, 2016 (March 30, 2016)

Date of Report (Date of earliest event reported)

OVERSEAS SHIPHOLDING GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1301 Avenue of the Americas
New York, New York  10019
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 953-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2016, Overseas Shipholding Group, Inc. (the “Company”) entered into amendments to the existing employment agreements (the “Employment Agreements” and each, an “Employment Agreement”) of Ian T. Blackley, President and Chief Executive Officer of the Company; Rick F. Oricchio, Senior Vice President and Chief Financial Officer of the Company; James D. Small, Senior Vice President, Secretary and General Counsel of the Company; Lois K. Zabrocky, Senior Vice President of the Company and President of the International Flag SBU; and Henry P. Flinter, Senior Vice President of the Company and President of the US Flag SBU (collectively, the “Amendments”). The Amendments revise the annual bonus that each executive would be eligible to earn, setting revised targets as a percentage of base salary in 2016 (137.5% for Mr. Blackley, 125% for Messrs. Oricchio and Small and Ms. Zabrocky, and 112.5% for Mr. Flinter) and in 2017 and thereafter (125% for Mr. Blackley and 100% for each of Messrs. Oricchio, Small and Flinter and Ms. Zabrocky) and provides target awards for grants of equity in 2016 ($1.5 million for Mr. Blackley, $900,000 for Messrs. Oricchio and Small, $525,000 for Ms. Zabrocky and $425,000 for Mr. Flinter) and 2017 and thereafter ($1.65 million for Mr. Blackley and 100% of base salary for each of Messrs. Oricchio, Small and Flinter and Ms. Zabrocky).  The Amendments further provide that if an executive’s employment is terminated by the Company without cause or by the executive for good reason (in each case as defined in the Employment Agreements), the lump sum payment to which the executive will be entitled remains at 150% of base salary (125% in the case of Mr. Flinter) for a termination effective prior to January 1, 2018, and that if the executive’s employment is terminated by the Company without cause or by the executive for good reason, equity-based grants (or cash in lieu of grants) previously granted to the executive will vest as of the date of separation from service (with performance-based grants vesting at target levels).

Section 9 - Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement dated March 30, 2016
10.2	Amendment to Employment Agreement dated March 30, 2016
10.3	Amendment to Employment Agreement dated March 30, 2016
10.4	Amendment to Employment Agreement dated March 30, 2016
10.5	Amendment to Employment Agreement dated March 30, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: April 5, 2016	By:	/s/ James D. Small III
		Name:	James D. Small III
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Employment Agreement dated March 30, 2016
10.2	Amendment to Employment Agreement dated March 30, 2016
10.3	Amendment to Employment Agreement dated March 30, 2016
10.4	Amendment to Employment Agreement dated March 30, 2016
10.5	Amendment to Employment Agreement dated March 30, 2016